UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 16, 2015

(Date of earliest event reported)

TENET HEALTHCARE CORPORATION

(Exact name of Registrant as specified in its charter)

Nevada	1-7293	95-2557091
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1445 Ross Avenue, Suite 1400

Dallas, Texas 75202

(Address of principal executive offices, including zip code)

(469) 893-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 16, 2015, Tenet Healthcare Corporation, a Nevada corporation (“Tenet”) filed with the SEC a Current Report on Form 8-K (the “Initial 8-K”) to disclose, among other things, (i) the consummation of the transactions contemplated by the previously disclosed Contribution and Purchase Agreement (the “Contribution and Purchase Agreement”), dated as of March 23, 2015, as amended, by and among Tenet and USPI Group Holdings, Inc., Ulysses JV Holding I L.P., Ulysses JV Holding II L.P. and USPI Holding Company, Inc. (collectively, “USPI”), and (ii) the completion of the acquisition of European Surgical Partners Limited (“Aspen”) pursuant to the terms of the previously announced Share Purchase Agreement, dated as of March 23, 2015, between HCN European Surgery Center Holdings Limited and WCAS X Aspen UK LP and the other seller parties thereto (collectively, the “Acquisitions”).

This Amendment amends the Initial 8-K to provide the financial statements and pro forma financial information referred to in parts (a) and (b) of Item 9.01 below relating to the transactions described above. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of USPI and Aspen as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 are attached as Exhibit 99.1 to this Amendment and incorporated herein by reference.

The unaudited combined financial statements of USPI and Aspen as of March 31, 2015 and 2014 and for the three months ended March 31, 2015 and 2014 are attached as Exhibit 99.2 to this Amendment and incorporated herein by reference.

(b) Pro Forma Financial Information.

The following unaudited pro forma information related to the Acquisitions is attached as Exhibit 99.3 to this Amendment and incorporated herein by reference:

(i) Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2015.

(ii) Unaudited Pro Forma Condensed Combined Historical Statement of Operations for the Year Ended December 31, 2014.

(iii) Unaudited Pro Forma Condensed Combined Historical Statement of Operations for the Three Months Ended March 31, 2015.

(d) The following exhibits are filed as a part of this amended Report.

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited Combined Financial Statements of USPI and Aspen.

99.2	Unaudited Combined Financial Statements of USPI and Aspen.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION

Date: July 8, 2015
	By:	/s/ Paul A. Castanon
Paul A. Castanon
Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP.

99.1	Audited Combined Financial Statements of USPI and Aspen.

99.2	Unaudited Combined Financial Statements of USPI and Aspen.

99.3	Unaudited Pro Forma Condensed Combined Financial Information.